Fees Summary	Apr. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	769.11
Total Transaction Valuation	5,569,215.17
Total Offset Amount	0
Net Fee	$ 769.11